Exhibit 10.1

[EMPIRE LETTERHEAD]

October 12, 2012

David Brain

EPT Concord II, LLC

c/o Entertainment Properties Trust

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

Dear Mr. Brain:

Reference is made to that certain Option Agreement, dated as of December 21, 2011, between EPT Concord II, LLC (“EPT”), as owner of the Property described therein, and Monticello Raceway Management, Inc. (“MRMI”; together with EPT, collectively, the “Parties”), as tenant, as amended by that certain letter agreement, dated March 30, 2012, between EPT and MRMI, by that certain letter agreement, dated April 30, 2012, between EPT and MRMI, by that certain letter agreement, dated May 30, 2012, between EPT and MRMI, by that certain letter agreement, dated June 29, 2012, between EPT and MRMI and by hat certain letter agreement, dated October 1, 2012, between EPT and MRMI (collectively, the “Letter Agreements”), copies of which are attached hereto as Exhibit A. The term “Option Agreement” as used herein shall mean the Option Agreement as amended by the Letter Agreements. The Parties hereby agree to amend the Option Agreement to extend the MDA Outside Date (as defined therein) by seventeen (17) days, such that the MDA Outside Date shall mean November 1, 2012. Neither EPT nor MRMI (nor any of their respective permitted successors or assigns) shall have the right to terminate the Option Agreement prior to the MDA Outside Date as extended by this letter agreement. Furthermore, the Parties agree to amend the Option Agreement to extend the term of the Option Exercise Period (as defined therein) by seventeen (17) days, such that the Option Exercise Period End Date (as defined therein) shall mean January 21, 2013 (as the same may be extended pursuant to Section 1(b) of the Option Agreement). Except for the extension of the MDA Outside Date and the Option Exercise Period End Date, the Option Agreement is unamended and remains in full force and effect.

[SIGNATURE PAGE FOLLOWS]

If the foregoing accurately sets forth your understanding of our agreement, please indicate your concurrence by signing in the space provided below and returning one copy of this letter to the undersigned. We look forward to continuing to work with you to complete the master development plan expeditiously.

Very truly yours,

Monticello Raceway Management, Inc.

By:	/s/ Laurette Pitts
	Name:	Laurette Pitts
	Title:	COO/CFO

Accepted and agreed to as of

the 12th day of October, 2012:

EPT Concord II, LLC

By:	/s/ David Brain
	Name:	David Brain
	Title:	President/CEO

With notice to:

EPT Concord II, LLC

c/o Entertainment Properties Trust

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

Attention: Asset Manager

And copies to:

Entertainment Properties Trust

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

Attention: General Counsel

and

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention: Harry R. Silvera, Esq.

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